                                                                    EXHIBIT 10.5

                    GUARANTY OF THE DIRECT SUBSIDIARIES OF
                    --------------------------------------

                      NEXSTAR BROADCASTING GROUP, L.L.C.
                      ----------------------------------

          This GUARANTY (this "Guaranty"), dated as of January 12, 2001, is made
                               --------
by each of the undersigned (each a "Guarantor" and, together with the other
                                    ---------
signatories hereto and any other entities from time to time parties hereto pursuant to Section 22 hereof, collectively, the "Guarantors"), in favor of the
                                                  ----------
Guaranteed Parties (as hereinafter defined).

                                   RECITALS:

          A. Nexstar Finance, L.L.C., a Delaware limited liability company (the "Borrower") is a party to that certain Credit Agreement, dated as of January 12,
---------
2001 (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Credit Agreement"), among the
                                            ----------------
Borrower, Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), certain Subsidiaries of the Parent from time to time
              ------
parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A. as Administrative Agent for the
              -----
Banks (in such capacity and together with its successors in such capacity in such capacity, the "Administrative Agent"), Barclays Bank PLC as Syndication
                    --------------------
Agent and First Union National Bank as Documentation Agent, pursuant to which the Banks have severally agreed to make loans to the Borrower, and Bank of America, N.A. (the "Issuing Bank") has agreed to issue letters of credit for the
                    ------------
account of, the Borrower, upon the terms and conditions set forth therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in such Credit Agreement.

          B. The Borrower may also from time to time be party to one or more Interest Rate Protection Agreements with any Bank or an Affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason), and their successors and assigns, if any (collectively, the "Interest
                                                                      --------
Rate Guaranteed Parties"), providing for protection against fluctuations in
-----------------------
interest rates.

          C. As a condition precedent to the extensions of credit under the Credit Agreement and the Interest Rate Protection Agreements, the Banks have required that the Guarantors execute and deliver this Guaranty in favor of the Banks, the Issuing Bank, the Administrative Agent, the Collateral Agent and the Interest Rate Guaranteed Parties (collectively, the "Guaranteed Parties").
                                                     ------------------

          D. Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement and the financial accommodations under the Interest Rate Protection Agreements.

          E. Accordingly, each Guarantor desires to execute this Guaranty in order to satisfy the condition described above in Recital C.

     In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees as follows:

     1.   Guaranty.
          --------

          (a) Each Guarantor unconditionally and irrevocably guarantees the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of all the unpaid principal of and interest on the Loans (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Borrower to the Administrative Agent, any Bank or the Issuing Bank (or in the case of any Interest Rate Protection Agreement, any Affiliate of any Bank), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, that may arise under, out of, or in connection with the Credit Agreement, any other Loan Document, any Letter of Credit, any Interest Rate Protection Agreement entered into with any Bank (or any Affiliate of any Bank), or any other document made, delivered or given in connection with any of the foregoing, whether on account of principal, interest, Guaranty Obligations, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Bank that are required to be paid by the Borrower pursuant to any Loan Document) or otherwise (collectively, all of the foregoing are referred to herein as the "Guaranteed Obligations").
 ----------------------

          (b) In addition to the Guaranteed Obligations, each Guarantor further agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by any Guaranteed Party in enforcing any rights under this Guaranty together with any accrued but unpaid interest on the Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition of bankruptcy with respect to the Borrower, would have accrued on the Guaranteed Obligations), which agreement shall survive termination of this Guaranty.

          (c) Each Guarantor understands and confirms that the Guaranteed Parties may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any Guarantor without proceeding against the Borrower or any other Person, any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

          (d) Notwithstanding anything in this Guaranty to the contrary, the obligations of each Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or fraudulent conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other
 ------------------------
liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrower or any Subsidiary or Affiliate of the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement or contribution of such Guarantor pursuant to (i) applicable law, or (ii) any agreement providing for rights of subrogation, reimbursement or contribution in favor of such Guarantor, or for an equitable allocation among such Guarantor, the Borrower and/or any other Person of obligations arising under guaranties by such Persons.

     2.   No Release.  Each Guarantor agrees that the Guaranteed Obligations may
          ----------
be extended, renewed or otherwise modified, in whole or in part, without any notice to or further assent from it, and that such Guarantor will remain bound by this Guaranty notwithstanding any extension, renewal or other modification of any Guaranteed Obligation.

     3.   Waiver of Notices.  Each Guarantor waives notice of the acceptance of
          ------------------
this Guaranty, presentment, protest, notice, dishonor or default, demand for payment and any other notices to which Guarantor might otherwise be entitled.

     4.   Obligations Absolute.  The obligations of each Guarantor under this
          --------------------
Guaranty are those of a primary obligor, and not merely a surety, are independent of the obligations of the Guaranteed Parties, and shall not be affected by any:

          (a) change in the manner, place or terms of payment of (including the currency thereof), and/or change or extension of the time of payment of, or renewal or modification of, any of the Guaranteed Obligations, any security or guarantee therefor, or any liability incurred directly or indirectly in respect thereof; provided, that this Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or modified;

          (b) sale, exchange, release, surrender, realization upon, failure to perfect any security interest in, or other alteration in any manner and in any order of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and for offset thereagainst;

          (c) settlement or compromise of any of the Guaranteed Obligations, any security or guarantee therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or subordination of the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower;

          (d) actions or failures to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty;

          (e) failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any guarantor or any successor thereto under the provisions of the Credit Agreement, any other Loan Document or any other agreement or otherwise; or

          (f) rescission, waiver, extension, renewal, amendment or modification of any of the terms or provisions of the Credit Agreement, any other Loan Document, any guarantee or any instrument or agreement executed pursuant thereto.

     5.   Guaranty of Payment and Performance.  This Guaranty constitutes a
          -----------------------------------
guarantee of payment and performance when due and not of collection and each Guarantor waives any right to require that any resort be had by any Guaranteed Party to the Borrower, any other guarantor, any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or any other Person.

     6.   Unenforceability of Obligations.  The obligations of each Guarantor
          -------------------------------
under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than by payment and performance in full of the Guaranteed Obligations and termination of all Commitments under the Credit Agreement, and except as limited in Section 1(d) of this Guaranty) and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, discharge of the Borrower from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise (other than by payment and performance in full of the Guaranteed Obligations and termination of all Commitments under the Credit Agreement, and except as limited in Section 1(d) of this Guaranty).

     7.   Set-Off.  In addition to any rights now or hereafter granted under
          -------
applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Guaranteed Party is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to the extent permitted by applicable law, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Party to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party under this Guaranty, irrespective of whether or not such Guaranteed Party shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

     8.   Reinstatement. This Guaranty shall continue to be effective and, if
          -------------
cancelled or otherwise terminated shall be reinstated, if at any time any payment, or any part thereof, of principal of, interest on or any other amount with respect to any Guaranteed Obligation is rescinded or must otherwise be restored by any Guaranteed Party or any other Person upon the bankruptcy or
reorganization of the Borrower or any other Person or otherwise.   If claim is
ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the Guaranteed Parties repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over such Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by such Guaranteed Party with any such claimant (including the Borrower), then and in such event each Guarantor jointly and severally agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation, termination or cancellation hereof or of the Credit Agreement, any other Loan Document or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to such Guaranteed Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Guaranteed Party.

     9.   No Subrogation.  Notwithstanding any payment or payments by any
          --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Party against the Borrower or guarantee or right of offset held by any Guaranteed Party of the payment of the Guaranteed Obligations, nor shall any Guarantor seek to be entitled to seek any reimbursement or contribution from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Guaranteed Parties by the Borrower on account of the Guaranteed Obligations are indefeasibly paid in full in cash. If any amount shall be paid to any Guarantor on account of the subrogation rights at any time when all of the Guaranteed Obligations of the Borrower have not been indefeasibly paid in full in cash, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, segregated from other funds of such Guarantor, and shall, immediately upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations of the Borrower, whether matured or unmatured, in such order as the Administrative Agent may determine.

     10.  Amendment and Waiver; Cumulative Remedies; Severability.  No
          -------------------------------------------------------
amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by any Guarantor herefrom, shall be effective without the written concurrence of the Majority Banks under the Credit Agreement or as otherwise provided in the Credit Agreement including, without limitation, Section 11.01(a) thereof. No failure by the Guaranteed Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. No waiver of any breach or default under this Guaranty shall be deemed a waiver of any other breach or default hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

     11.  Notices.  All notices, requests and other communications provided for
          -------
hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile or delivered, (a) if to any Guarantors, to the address or facsimile number specified for notices on the applicable signature page hereof; (b) if to any Guaranteed Party, to the notice address specified for such party on Schedule 1.01(A) to the Credit Agreement; or (c) to such other address as shall be designated by any party in a written notice to the other parties and the Administrative Agent.

     12.  Stay of Acceleration.  In the event that acceleration of the time for
          --------------------
payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower or any other Person, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Guaranteed Parties.

     13.  Representations and Warranties.  In order to induce the Banks to make
          ------------------------------
Loans and the Issuing Bank to issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Interest Rate Guaranteed Parties to execute, deliver and perform the Interest Rate Protection Agreements, each Guarantor represents, warrants and covenants that:

          (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, and is in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own or hold under lease its property or assets, conduct its business and execute, deliver, and perform its obligations under, this Guaranty and the other Loan Documents to which it is a party, (iii) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (b) This Guaranty and each other Loan Document to which such Guarantor is a party constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and by equitable principles of general application.

          (c) The execution, delivery and performance by such Guarantor of this Guaranty and each other Loan Document to which such Guarantor is a party have been duly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, and do not and will not (i) contravene any terms of the Charter Documents of such Guarantor, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (except under the Security Documents) under, any document evidencing any material Contractual Obligation to which such Guarantor is a party of any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its property is subject, or (iii) violate any Requirement of Law.

          (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with or approvals of any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against (except as may be required by the Communications Act of 1933, as amended, and the rules, regulations and policies of the FCC), such Guarantor of this Guaranty and each other Loan Document to which such Guarantor is a party.

          (e) There are no actions, suits or proceedings, claims or disputes pending, or to the best knowledge of such Guarantor, threatened at law, in equity, or in arbitration before any Governmental Authority, against such Guarantor or any of its properties or assets which (i) purport to affect or pertain to this Guaranty or any other Loan Document to which such Guarantor is a party, or any of the transactions contemplated hereby, or (ii) would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Guaranty, or directing that any other transaction provided for herein not be consummated as herein provided.

     14.  Credit Agreement Covenants.  Each Guarantor covenants and agrees that
          ---------------------------
on and after the date hereof and until the Aggregate Commitment and all Interest Rate Protection Agreements have been terminated and no Loan or Letter of Credit remains outstanding (other than Letters of Credit, together with all fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the Issuing Bank in its sole and absolute discretion) and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 11.05 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in
Article VII or VIII of the Credit Agreement, and so that no Default or Event of Default is caused by the actions of such Guarantor or any of its Subsidiaries.

     15.  Successors and Assigns.  This Guaranty shall be binding upon each
          ----------------------
Guarantor and its successors and assigns and shall inure to the benefit of the respective successors and assigns of the Guaranteed Parties and, in the event of any transfer or assignment of rights by any Guaranteed Party, the rights and privileges herein conferred upon that Guaranteed Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof, provided, however, that no Guarantor may assign any of its rights or obligations hereunder without the consent of the Banks and any such assignment without such consent shall be void.

     16.  Governing Law.  THIS GUARANTY SHALL BE DEEMED TO BE MADE UNDER, SHALL
          -------------
BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     17.  Jurisdiction and Service. All judicial proceedings brought against any
          ------------------------
Guarantor with respect to this Guaranty may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Guaranty each Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty. Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any state or federal court in the State of New York. Each Guarantor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Guaranty will affect the right of any Guaranteed Party to serve process in any other manner permitted by law. If any agent appointed by any Guarantor refuses to accept service, each Guarantor agrees that service upon it by mail shall constitute sufficient notice.

Nothing herein shall affect the right of any Guaranteed Party to bring proceedings against any Guarantor in the courts of any other jurisdiction.

     18.  Waiver of Jury Trial.  EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST
          --------------------
EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. Each Guarantor (a) certifies that no representative, agent or attorney of any other party to the Loan Documents has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that the Banks and the other parties to the Loan Documents have been induced to enter into the Loan Documents by, among other things, the foregoing waiver and certification.

     19.  Release. This Guaranty is a continuing and irrevocable guaranty of all
          -------
Guaranteed Obligations now or hereafter existing and may be released only in accordance with Section 11.01 of the Credit Agreement.

     20.  Counterparts.  This Guaranty may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts originals executed by all the parties hereto shall be delivered to the Administrative Agent, and a copy thereof shall be furnished to the Borrower or any Guarantor upon request therefor.

     21.  Security Documents.  The obligations of each Guarantor are secured by
          ------------------
certain of the Security Documents. Each Guarantor shall comply with all terms and conditions of the Security Documents to which such Guarantor is a party, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     22.  Additional Guarantors.  It is understood and agreed that any Person
          ---------------------
may become a party hereto by executing a Guaranty Supplement in the form of Annex A attached hereto and delivering the same to the Administrative Agent.
-------
Any such Person shall thereafter be deemed a "Guarantor" for all purposes under this Guaranty.


     [Remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed as of the day and year first above written.

NEXSTAR BROADCASTING OF ABILENE, INC.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, INC.
NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
ERC HOLDINGS, INC.
NEXSTAR BROADCASTING OF ERIE, INC.
NEXSTAR BROADCASTING OF JOPLIN, INC.
NEXSTAR BROADCASTING OF LOUISIANA, INC.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
NEXSTAR MIDWEST HOLDINGS, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
NEXSTAR BROADCASTING OF PEORIA, INC.
NEXSTAR BROADCASTING OF ROCHESTER, INC.
NEXSTAR BROADCASTING OF WICHITA FALLS, INC.




By: /s/ Perry Sook
    ---------------------------------------
Title: President              of each of the
       ----------------------
      above-named entities

Address of all Guarantors:

200 Abington Executive Park, Suite 201
Clarks Summit, Pennsylvania  18411
Attention:   Perry Sook
Telephone:  (570) 586-5400
Facsimile:  (570) 586-8745



                           [Guaranty Signature Page]

                                                                         Annex A

                              GUARANTY SUPPLEMENT
                              -------------------

     THIS GUARANTY SUPPLEMENT is made by the undersigned as of ________________.

                                   RECITALS:

     A. Nexstar Finance, L.L.C., a Delaware limited liability company (the "Borrower") is a party to that certain Credit Agreement, dated as of January 12,
 --------
2001 (as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, all extensions, renewals, restatements, rearrangements and refundings thereof, the "Credit Agreement"), among the
                                            ----------------
Borrower, Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Parent"), certain Subsidiaries of the Parent from time to time
              ------
parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A. as Administrative Agent (in such
              -----
capacity and together with its successors in such capacity in such capacity, the "Administrative Agent"), Barclays Bank PLC as Syndication Agent and First Union
 --------------------
National Bank as Documentation Agent, pursuant to which the Banks have severally agreed to make loans to the Borrower, and Bank of America, N.A. (the "Issuing
                                                                      -------
Bank") has agreed to issue letters of credit for the account of, the Borrower,
----
upon the terms and conditions set forth therein. Capitalized terms used but not defined herein have the meanings assigned to such terms in such Credit Agreement.

     B. The Borrower may also from time to time be party to one or more Interest Rate Protection Agreements with any Bank or an Affiliate of any Bank (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason), and their successors and assigns, if any (collectively, the "Interest
                                                                      --------
Rate Guaranteed Parties"), providing for protection against fluctuations in
-----------------------
interest rates.

     C. In connection with the Credit Agreement and the Interest Rate Protection Agreements, certain direct Subsidiaries of the Parent entered into a Guaranty Agreement, dated as of even date with the Credit Agreement (as in effect on the date hereof, the "Guaranty").
                                --------

     D. Pursuant to Section 7.16 of the Credit Agreement, the undersigned is required to become a party to the Guaranty.

     E. The undersigned desires to execute and deliver this Guaranty Supplement in order to become a party to the Guaranty.


     NOW, THEREFORE, IT IS AGREED:

     1.   Guaranty.  By executing and delivering this Guaranty Supplement, the
          --------
undersigned becomes a party to the Guaranty as a "Guarantor" thereunder, and
                                                  ---------
expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder. The undersigned makes each of the representations and
 ---------
warranties contained in Section 13 of the Guaranty on the


                         Annex A to Guaranty Agreement
date hereof, after giving effect to this Guaranty Supplement and acknowledges and affirms all consents, covenants and waivers set forth therein.

     2.   Notices.  The notice address and facsimile number for the undersigned
          -------
is set forth on the applicable signature page hereof.

     3.   Counterparts.  This Guaranty Supplement may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     4.   GOVERNING LAW.  THIS GUARANTY SUPPLEMENT SHALL BE DEEMED TO BE MADE
          -------------
UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of the date first above written.


                         [NEW GUARANTOR]


                         By:___________________________
                           Name:
                           Title:

                         Notice Address:
                         ______________________________
                         ______________________________
                         ______________________________
                         ______________________________
                         Facsimile (___) ______________




                         Annex A to Guaranty Agreement

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